BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                 PRIVACY NOTICE
                                   (UNAUDITED)



The BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

         o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

         o Information about your transactions with the Fund

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (877) 264-5346.

April 2001

--------------------------------------------------------------------------------
                           BOGLE SMALL CAP GROWTH FUND
                           PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Fellow Shareholder:

Results for the fiscal year ended August 31, 2001, were impacted by the negative economic and market environment that took hold right around the start of our fiscal year one year ago. Although our results were negative for this period, the Fund held up quite well compared to its small cap benchmark. As is our custom, we will report our results, attribute them to various market factors, critique our performance, and share with you recent developments at our firm.

INVESTMENT PERFORMANCE. The Bogle Small Cap Growth Fund returned -3.45% for the Investor shares and -3.39% for the Institutional shares for the one-year period ended August 31, 2001. As mentioned above, these returns compare favorably with our benchmark, the unmanaged Russell 2000 index of smaller companies, which fell -11.63%. Since inception on October 1, 1999 through August 31, 2001 the Fund's annualized return has been +31.05% for the Investor shares (cumulative unannualized return of 68.08%) and +31.15% for the Institutional shares (cumulative unannualized return of 68.34%) versus the annualized return of +6.25% (cumulative unannualized return of 12.34%) for the benchmark Russell 2000. The fund outperformed the Russell 2000 in seven of the last twelve months, with its most difficult period in the three-month stretch between November 2000 and January 2001. It was during these three months that the economy appeared to reach a turning point and many companies with previously consistent growth and strong financial characteristics began to experience powerful shifts in their business prospects. These shifts, which frequently result in a break in previous earnings trends, often make it more difficult for our process to add value.

MARKET ENVIRONMENT. A slowing economy, falling earnings, Federal Reserve rate cuts, and a decline in what investors were willing to pay for stocks (i.e. price multiple compression and a renewed interest in "value" stocks) characterized the market environment from September 1, 2000 through August 31, 2001. Negative earnings pre-announcements ramped up significantly in September of last year. The negative news continued into the third quarter of this year, and as we are writing this letter, the situation continues to deteriorate with the horrific terrorist attacks in New York and Washington D.C. Please refer to our earlier correspondence regarding these events. The Federal Reserve reacted to this weakness with its most aggressive easing campaign since 1982, reducing the Fed Funds rate by three percentage points during the first eight months of this year (from 6.5% to 3.5%). Despite the Federal Reserve's apparent efforts to orchestrate a "soft landing" in the economy, the economy, earnings and stock prices experienced broad and significant declines. We feel that Small cap stocks have held up surprisingly well in the face of this economic contraction and heightened uncertainty; typically such conditions lead to a preference for quality and liquidity and therefore larger cap stocks. However, small cap stocks have continued their lead over large cap stocks, a lead that began two and a half years ago. We believe attractive valuation levels in small cap stocks relative to large caps explain much of this phenomenon. In fact, it is small cap value stocks that have boosted the performance of the small cap index. A strong and consistent return to value stocks over the last 16 months is coincident with significant multiple compression as prices, and therefore price multiples, have fallen sharply from extremely (in retrospect) inflated levels.

     Comparison of Change in Value of $10,000 investment in Bogle Investment Management Small Cap Growth Fund Institutional Class(1)(2) vs. Russell 2000
                      Index and Russell 2000 Growth Index


[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


            Bogle Institutional      Russell 2000        Russell 2000
                    Shares              Index            Growth Index
10/1/99           $10,000              $10,000             $10,000
10/31/99           10,325               10,041              10,256
11/30/99           11,350               10,640.5            1,1340.1
12/31/99           13,016.7             11,845              13,339.3
1/31/00            12,583.3             11,654.2            13,215.3
2/29/00            14,825               13,578.8            16,290.5
3/31/00            15,100               12,684              14,578.3
4/30/00            14,691.7             11,920.4            13,105.9
5/31/00            14,258.3             11,225.4            11,957.8
6/30/00            15,933.3             12,204.8            13,503.3
7/31/00            15,758.3             11,811.8            12,346
8/31/00            17,425               12,713              13,644.8
9/30/00            17,116.7             12,339.5            12,966.3
10/31/00           17,091.7             11,788.6            11,913
11/30/00           15,221.3             10,578.5            9,750.03
12/31/00           16,506.3             11,486.8            10,346.8
1/31/01            16,851.2             12,084.9            11,183.8
2/28/01            15,850.9             11,292              9,650.77
3/31/01            15,074.7             10,739.5            8,773.14
4/30/01            16,644.2             11,579.4            9,846.97
5/31/01            17,196.2             11,864.2            10,075.4
6/30/01            17,541.1             12,273.5            10,350.5
7/31/01            17,385.9             11,609.5            9,467.59
8/31/01            16,834               11,234.6            8,876.81
--------------------------------------------------------------------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the fund made on October 1, 1999 (inception) and reflects Fund expenses.Investors should note that the Fund is an actively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial
    statements.   Total   returns   shown   include   fee  waivers  and  expense
    reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and
    other   distributions.   Past   performance  is  not  predictive  of  future
    performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period October 1, 1999 (commencement of operations) through August 31, 2001.

    Comparison of Change in Value of $10,000 investment in Bogle Investment Management Small Cap Growth Fund Investor Class(1)(2) vs. Russell 2000 Index and
                            Russell 2000 Growth Index





[graphic omitted]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

     Bogle Investor Shares    Russell 2000 Index      Russell 2000 Growth Index

10/1/99      $10,000             $10,000                       $10,000
10/31/99      10,325              10,041                        10,256
11/30/99      11,350              10,640.5                      11,340.1
12/31/99      13,008.3            11,845                        13,339.3
1/31/00       12,583.3            11,654.2                      13,215.3
2/29/00       14,825              13,578.8                      16,290.5
3/31/00       15,100              12,684                        14,578.3
4/30/00       14,691.7            11,920.4                      13,105.9
5/31/00       14,250              11,225.4                      11,957.8
6/30/00       15,925              12,204.8                      13,503.3
7/31/00       15,750              11,811.8                      12,346
8/31/00       17,408.3            12,713                        13,644.8
9/30/00       17,100              12,339.5                      12,966.3
10/31/00      17,075              11,788.6                      11,913
11/30/00      15,213              10,578.5                      9,750.03
12/31/00      16,497.9            11,486.8                      10,346.8
1/31/01       16,842.9            12,084.9                      11,183.8
2/28/01       15,833.9            11,292                        9,650.77
3/31/01       15,057.7            10,739.5                      8,773.14
4/30/01       16,627.3            11,579.4                      9,846.97
5/31/01       17,179.2            11,864.2                      10,075.4
6/30/01       17,524.2            12,273.5                      10,350.5
7/31/01       17,369              11,609.5                      9,467.59
8/31/01       16,808.4            11,234.6                      8,876.81

--------------------------------------------------------------------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on October 1, 1999 (inception) and reflects Fund expenses.Investors should note that the Fund is an actively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period October 1, 1999 (commencement of operations) through August 31, 2001.

PERFORMANCE ATTRIBUTION. This market environment proved somewhat challenging for our investment process. Not only was there a sharp shift in the economy to deal with, but the portfolio tends to have a growth bias, a tilt that was strongly out of favor over this period. Although it was much more difficult for us to consistently add value this year, our stock selection process held up well overall. Our ability to pick good stocks compensated for the fact that the Fund was slightly more "growthy" than the benchmark. Positive stock selection allowed us to tread water relative to the benchmark through most of the annual period. Three very strong months (last October and this April and July), contributed significantly to our benchmark-relative performance and accounted for most of our approximately eight percentage points of value-added during the fiscal year. It is worth noting that these three months are months during which the bulk of quarterly earnings announcements were made, confirming that our process is particularly productive when company-specific information, as opposed to widespread market movement, is driving prices of individual equities. Finally, our biggest winners during the annual period were in the consumer-oriented sectors, including the following: Activision, a developer of video games; homebuilder NVR, Inc.; and Movie Gallery, a video retailer.

INVESTMENT STRATEGY AND CURRENT POSITIONING. We invest in companies that we believe have sustainable earnings growth and relatively attractive valuations. Conceptually, we combine 1) an understanding of what analysts on Wall Street are saying about the growth and earnings prospects for companies with 2) our own analysis of firms' financial strength to determine whether or not accounting "techniques" (a euphemism for gimmicks) present simply the appearance of growth, with 3) a degree of price sensitivity. Importantly, we have developed a systematic and disciplined quantitative process designed to capture these fundamental concepts. In light of this framework, it is not surprising that elements of both growth (above-benchmark expected growth rates) and value (below-benchmark price-to-sales ratios) can be seen in the Fund's fundamental characteristics presented in the chart below.

REPORT CARD. We find it useful to critique ourselves on how well we have performed for you over the past year. We measure ourselves on both the risk-adjusted returns we generate in our portfolio, as well as the level and quality of service we provide to our clients.

Our investment performance approximately met our expectations this fiscal year, albeit with less consistency than we would like. That said, in light of the market environment over the last year we are pleased to have added value when and where we could. Considering our outperformance relative to benchmark over a period of economic uncertainty, we grade ourselves B+ for this year.


-------------------------------------------------------------
                           FUNDAMENTAL CHARACTERISTICS
                                 AUGUST 31, 2001

                                                     RUSSELL
MEDIAN                                 BOGLX          2000
--------                              -------       --------
Median Market Cap (mil.)              $715mm         $731mm
Long-Term Estimated
   Earnings Growth Rate                17.3%          15.9%
Price/Forward Earnings                 16.4x          16.1x
Price/Sales                            0.9x           1.6x
-------------------------------------------------------------

Improvements have been made in the area of client service, which lead us to grade ourselves B in this category. We are making average cost basis information available, our technology has improved, and we have been able to quickly respond to all of your inquiries. Please feel free to let us know if you disagree with our grading, particularly if you feel we can improve your investment experience with us in any way. We take very seriously and will respond to any criticisms you have about our investment program or service.

PROGRESS AT BOGLE INVESTMENT MANAGEMENT. Since Bogle Investment Management began operations on October 1, 1999, assets in the mutual fund have grown to approximately $80 million with firm-wide assets slightly north of $450 million. We reiterate our commitment to closing our mutual fund at a size of no more than $150 million. We plan to close at a level at which our current shareholders, many of whom committed assets to us in the early days of our business, will be able to continue investing with us for the foreseeable future. We have always believed that an early closing will give us a great advantage in delivering the best returns we can. Finally, as our assets under management have grown, so has our professional team. In addition to our same four founding partners, we recently hired a research analyst and an office manager.

As always, we thank you for your support and your business. Having said that, we recognize that gaining your support is one thing; keeping it is another. Therefore, we will continually strive to improve our investment process, communicate with you about matters we think you will find interesting and topical, and minimize the expenses required to deliver our services to you. Please feel free to contact us with any thoughts or questions you may have.


Respectfully,

Bogle Investment Management, L.P.


Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)



--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. THE RUSSELL 2000 IS AN INDEX OF STOCKS 1001 THROUGH 3000 IN THE RUSSELL 3000 INDEX AS RANKED BY TOTAL MARKET CAPITALIZATION. THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH RATES. A DIRECT INVESTMENT IN THE INDICES IS NOT POSSIBLE. INVESTING IN SMALL COMPANIES CAN INVOLVE MORE VOLATILITY, LESS
LIQUIDITY, AND LESS PUBLICLY AVAILABLE INFORMATION THAN INVESTING IN LARGE COMPANIES.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2001


                                 NUMBER
                                OF SHARES       VALUE
                                ---------     ----------

COMMON STOCKS--98.1%
BASIC INDUSTRY--1.7%
   Cabot Corp. .................   13,900     $  561,143
   Titanium Metals Corp.* ......   46,300        481,057
   UCAR International,
     Inc.* .....................   39,400        500,380
                                              ----------
                                               1,542,580
                                              ----------
CONSUMER CYCLICAL--10.1%
   Action Performance Cos.,
     Inc.* .....................   18,300        505,995
   Activision, Inc.* ...........   21,500        796,575
   Applica, Inc.* ..............   54,500        613,125
   Burlington Coat Factory
     Warehouse Corp. ...........   14,300        232,947
   Direct Focus, Inc.* .........   15,450        432,600
   Finish Line, Inc. (The),
     Class A* ..................   41,100        400,725
   Group 1 Automotive,
     Inc.* .....................   17,900        528,050
   Hollywood Entertainment
     Corp.* ....................   42,600        511,200
   Hovnanian Enterprises,
     Inc., Class A* ............   28,800        408,960
   ITT Educational Services,
     Inc.* .....................   15,300        510,102
   Landry's Restaurants,
     Inc. ......................   23,800        411,740
   NVR, Inc.* ..................    4,200        676,200
   Priceline.com* ..............   45,400        250,608
   Sonic Automotive, Inc.,
     Class A* ..................   25,600        450,560
   Ticketmaster* ...............   24,200        395,670
   Toro Co. (The) ..............   16,000        728,800
   Venator Group, Inc.* ........   44,300        795,185
   Wet Seal, Inc. (The),
     Class A* ..................   26,050        520,739
                                              ----------
                                               9,169,781
                                              ----------
CONSUMER GROWTH--27.7%
   AaiPharma, Inc.* ............    6,500        124,475
   AdvancePCS* .................    9,500        712,120
   AmerisourceBergen
     Corp.* ....................    9,879        636,603



                                 NUMBER
                                OF SHARES       VALUE
                                ---------     ----------
CONSUMER GROWTH--(CONTINUED)
   Anchor Gaming* ..............    8,300     $  443,635
   Apollo Group, Inc.,
     Class A* ..................    9,300        366,141
   Atrix Laboratories, Inc.* ...    8,700        234,639
   Aztar Corp.* ................   37,200        600,408
   Caremark Rx, Inc.* ..........   29,200        510,124
   Carriage Services, Inc.,
     Class A* ..................   86,000        675,100
   Charles River
     Laboratories
     International, Inc.* ......   14,200        506,940
   Circuit City Stores,
     Inc. - CarMax Group* ......   36,400        541,632
   Coinstar, Inc.* .............   18,400        432,400
   Coventry Health Care,
     Inc.* .....................   24,100        562,735
   D&K Healthcare
     Resources, Inc.* ..........   10,600        470,640
   DaVita, Inc.* ...............   23,300        481,145
   Diagnostic Products
     Corp. .....................   13,700        537,725
   DIMON, Inc. .................   69,100        511,340
   Edwards Lifesciences
     Corp.* ....................   20,900        549,461
   Express Scripts, Inc.* ......   11,200        599,424
   Fleming Cos., Inc. ..........   20,400        603,840
   Fresh del Monte
     Produce, Inc.* ............   40,400        599,940
   Genencor International,
     Inc.* .....................   30,600        373,320
   H&R Block, Inc. .............   14,300        556,413
   Haemonetics Corp.* ..........   14,400        516,384
   Health Net, Inc.* ...........   21,400        403,818
   Henry Schein, Inc.* .........   10,300        374,096
   Hillenbrand Industries,
     Inc. ......................    8,500        461,550
   King Pharmaceuticals,
     Inc.* .....................   12,066        521,854
   Laboratory Corp. of
     America Holdings* .........    7,600        592,040
   Magellan Health
     Services, Inc.* ...........   35,800        474,350
   Mentor Corp. ................   18,700        561,000



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001

                                 NUMBER
                                OF SHARES       VALUE
                                ---------     ----------
CONSUMER GROWTH--(CONTINUED)
   Merit Medical Systems,
     Inc.*                         44,875     $  708,128
   Movie Gallery, Inc.*            20,700        548,550
   NBTY, Inc.*                     25,000        431,500
   North American
     Scientific, Inc.*             35,000        500,850
   Perrigo Co.*                    38,100        614,934
   Possis Medical, Inc.*           28,400        414,924
   Quest Diagnostics, Inc.*        10,300        645,295
   Reebok International
     Ltd.*                         10,600        285,034
   SICOR, Inc.*                    28,000        660,800
   Sierra Health Services,
     Inc.*                         53,100        531,000
   Sola International,
     Inc.*                         30,700        491,200
   Standard Commercial
     Corp.                         44,500        827,700
   STERIS Corp.*                   20,600        445,784
   Topps Co., Inc. (The)*          42,800        492,200
   U.S. Physical Therapy,
     Inc.*                         21,850        360,525
   USA Networks, Inc.*             10,100        233,916
   Varian Medical Systems,
     Inc.*                         10,200        673,200
   Wellpoint Health
     Networks, Inc.*                6,900        734,712
                                              ----------
                                              25,135,544
                                              ----------
ENERGY--4.4%
   Covanta Energy Corp.*           29,500        472,000
   Equitable Resources,
     Inc.                          14,400        460,800
   Frontier Oil Corp.              21,300        364,230
   Plains Resources, Inc.*         18,200        494,130
   Sunoco, Inc.                    15,400        582,582
   Tesoro Petroleum
     Corp.*                        33,900        443,412
   Ultramar Diamond
     Shamrock Corp.                10,400        537,056
   Western Gas Resources,
     Inc.                          21,800        670,350
                                              ----------
                                               4,024,560
                                              ----------
                                 NUMBER
                                OF SHARES       VALUE
                                ---------     ----------
FINANCIAL--15.9%
   Actrade Financial
     Technologies Ltd.* ........   15,000     $  343,650
   Affiliated Managers
     Group, Inc.* ..............    8,200        581,380
   American Home Mortgage
     Holdings, Inc. ............   48,100        716,690
   Banco Latinoamericano
     de Exportaciones, S.A.,
     Class E ...................   18,800        613,820
   BankAtlantic Bancorp,
     Inc., Class A* ............   70,800        652,776
   BankUnited Financial
     Corp., Class A* ...........   44,800        567,168
   BOK Financial Corp.* ........   21,500        650,805
   Coastal Bancorp, Inc. .......   15,700        563,630
   Commercial Federal
     Corp. .....................   22,800        574,560
   Commerce Group, Inc.
     (The) .....................   23,400        875,160
   Dime Community
     Bancshares ................   15,850        431,595
   Doral Financial Corp. .......   19,700        649,312
   First Essex Bancorp,
     Inc. ......................   18,900        481,950
   FirstFed Financial
     Corp.* ....................   25,700        745,300
   Golden State Bancorp,
     Inc. ......................   24,700        741,494
   Independence Community
     Bank Corp. ................   36,600        795,318
   IndyMac Bancorp, Inc.* ......   22,600        595,962
   LandAmerica Financial
     Group, Inc. ...............   17,500        550,900
   UCBH Holdings, Inc. .........   24,400        666,364
   UICI* .......................   30,300        454,500
   Vesta Insurance Group,
     Inc. ......................   51,500        601,005
   W.R. Berkley Corp. ..........   11,700        445,770
   WesBanco, Inc. ..............   17,800        432,540
   Wintrust Financial
     Corp. .....................   22,600        711,900
                                              ----------
                                              14,443,549
                                              ----------



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001

                                 NUMBER
                                OF SHARES       VALUE
                                ---------     ----------
INDUSTRIAL--15.6%
   Administaff, Inc.* ..........   25,100     $  848,380
   Aftermarket Technology
     Corp.* ....................   24,200        349,932
   Daisytek International
     Corp.* ....................   49,600        687,456
   DRS Technologies, Inc.* .....   20,600        522,210
   EMCOR Group, Inc.* ..........   16,400        639,436
   Encore Wire Corp.* ..........   51,000        704,820
   Engelhard Corp. .............   30,100        786,513
   General Cable Corp. .........   36,900        558,666
   Genlyte Group, Inc.
     (The)* ....................   17,000        527,000
   Global Imaging Systems,
     Inc.* .....................   38,000        608,000
   Ionics, Inc.* ...............   16,700        466,431
   ITT Industries, Inc. ........   15,900        717,885
   Lear Corp.* .................    9,000        326,160
   McDermott International,
     Inc.* .....................   48,400        515,460
   MemberWorks, Inc.* ..........   15,300        382,041
   Mesa Air Group, Inc.* .......   25,300        372,416
   Metro One
     Telecommunications,
     Inc.* .....................    8,600        272,706
   Nash-Finch Co. ..............   26,400        929,280
   Office Depot, Inc.* .........   40,800        567,120
   Offshore Logistics, Inc.* ...   19,400        366,660
   Osmonics, Inc.* .............   31,200        322,920
   School Specialty, Inc.* .....   16,400        499,364
   Shaw Group, Inc. (The)* .....    9,000        246,150
   Stewart & Stevenson
     Services, Inc. ............   18,700        513,502
   TETRA Technologies,
     Inc.* .....................   26,100        595,341
   Thomas & Betts Corp.* .......   20,000        428,200
   Woodward Governor
     Co. .......................    5,600        402,920
                                              ----------
                                              14,156,969
                                              ----------
                                 NUMBER
                                OF SHARES       VALUE
                                ---------     ----------

INTERNET/TELECOMMUNICATIONS--2.5%
   COLT Telecom Group
     PLC - ADR* ................   21,600     $  194,184
   Expedia, Inc.* ..............   18,200        679,952
   GoTo.com, Inc.* .............   20,300        400,925
   Micromuse, Inc.* ............   26,700        316,128
   Numerical Technologies,
     Inc.* .....................   16,200        460,890
   Register.com, Inc.* .........   28,100        236,883
                                              ----------
                                               2,288,962
                                              ----------
TECHNOLOGY--18.8%
   Alliant Techsystems,
     Inc.* .....................    5,400        561,870
   Arris Group, Inc.* ..........   33,600        243,264
   Avid Technology, Inc.* ......   39,100        392,955
   BE Aerospace, Inc.* .........   20,100        349,740
   BEI Technologies, Inc. ......   21,400        494,982
   Business Objects S.A. -
     ADR* ......................   10,800        270,756
   Caci Intl., Inc., Class A* ..    8,000        317,520
   Checkpoint Systems,
     Inc.* .....................   24,900        307,515
   DDi Corp.* ..................   13,600        190,536
   EDO Corp. ...................   24,300        466,560
   Electro Scientific
     Industries, Inc.* .........   11,000        308,000
   Engineered Support
     Systems, Inc. .............   15,100        498,451
   ESCO Technologies,
     Inc.* .....................    9,100        245,700
   FEI Co.* ....................   13,700        477,171
   FLIR Systems, Inc.* .........   20,200        569,640
   Harris Corp. ................   12,400        363,692
   Hyperion Solutions
     Corp.* ....................   29,300        455,615
   Imation Corp.* ..............   24,500        611,275
   Intermagnetics General
     Corp.* ....................   17,516        528,808
   Intrado, Inc.* ..............   10,400        269,880
   Itron, Inc.* ................   27,600        552,828
   JDA Software Group,
     Inc.* .....................   22,600        421,716



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2001

                                 NUMBER
                                OF SHARES       VALUE
                                ---------     ----------
TECHNOLOGY--(CONTINUED)
   KLA-Tencor Corp.* ...........    5,500     $  270,270
   Kronos, Inc.* ...............    6,600        322,080
   MTS Systems Corp. ...........   39,000        507,000
   McAfee.com Corp.* ...........   30,600        443,700
   Mentor Graphics Corp.* ......   18,200        300,300
   Mettler-Toledo
     International, Inc.* ......    5,900        270,043
   Microsemi Corp. .............   15,100        430,350
   Network Associates,
     Inc.* .....................   33,800        535,730
   Opticnet, Inc.*(1) ..........    3,100              0
   Photronics, Inc.* ...........    9,800        233,828
   Planar Systems, Inc.* .......   14,500        384,250
   Spectrian Corp.* ............   31,600        492,328
   Storage Technology
     Corp.* ....................   30,100        430,430
   Sykes Enterprises, Inc.* ....   44,600        412,996
   SymmetriCom, Inc.* ..........   31,200        221,520
   Systems & Computer
     Technology Corp.* .........   39,000        519,870
   Tech Data Corp.* ............   15,600        638,040
   Ultratech Stepper,
     Inc.* .....................   12,300        211,560
   Vignette Corp.* .............   57,800        394,774
   Visteon Corp. ...............   39,900        682,290
   Xicor, Inc.* ................   45,500        483,210
                                              ----------
                                              17,083,043
                                              ----------
UTILITY--1.4%
   Unisource Energy
     Corp. .....................   27,100        449,860
   UtiliCorp United, Inc. ......   24,100        775,056
                                              ----------
                                               1,224,916
                                              ----------
     TOTAL COMMON STOCKS
       (Cost $82,072,337) ......              89,069,904
                                              ----------

                                   PAR
                                  (000)         VALUE
                                ---------     ----------
SHORT-TERM INVESTMENTS--1.3%
   Wilmington Fund Cash Sweep
     3.25% 09/04/01 ............   $1,136    $ 1,135,994
                                             -----------
     TOTAL SHORT-TERM
       INVESTMENTS
       (Cost $1,135,994) .......               1,135,994
                                              ----------
TOTAL INVESTMENTS--99.4%
   (Cost $83,208,331) ..........              90,205,898
                                             -----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.6% ........                 574,927
                                             -----------
NET ASSETS--100.0% .............             $90,780,825
                                             ===========

--------------------------------------------------------------------------------
*Non-income producing.
ADR--American Depository Receipt.
(1) This security was received as a distribution from BEI Technologies, Inc. and is currently not trading.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2001




ASSETS
   Investments, at value (cost - $83,208,331) ..................... $90,205,898
   Receivable for Investments Sold ................................   3,282,301
   Receivable for Fund shares sold ................................     361,786
   Dividends and interest receivable ..............................      56,663
   Prepaid expenses and other assets ..............................      13,676
                                                                    -----------
     Total assets .................................................  93,920,324
                                                                    -----------
LIABILITIES
   Payable for investments purchased ..............................   2,939,425
   Accrued expenses and other liabilities .........................     105,816
   Payable for fund shares redeemed ...............................      94,258
                                                                    -----------
     Total liabilities ............................................   3,139,499
                                                                    -----------
NET ASSETS
   Capital stock, $0.001 par value . ..............................       4,655
   Additional paid-in capital .....................................  86,310,882
   Accumulated net realized loss from investments .................  (2,532,279)
   Net unrealized appreciation on investments. ....................   6,997,567
                                                                    -----------
     Net assets ................................................... $90,780,825
                                                                    ===========

INSTITUTIONAL CLASS
   Net assets ..................................................... $36,526,298
                                                                    -----------
   Shares outstanding .............................................   1,871,326
                                                                    -----------
   Net asset value, offering and redemption price per share ....... $     19.52
                                                                    ===========

INVESTOR CLASS
   Net assets ..................................................... $54,254,527
                                                                    -----------
   Shares outstanding .............................................   2,783,403
                                                                    -----------
   Net asset value, offering and redemption price per share ....... $     19.49
                                                                    ===========




    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                             STATEMENT OF OPERATIONS




                                                                    FOR THE
                                                                   YEAR ENDED
                                                                 AUGUST 31, 2001
                                                                 ---------------
INVESTMENT INCOME
   Dividends ...................................................  $   334,743
   Interest ....................................................      155,274
                                                                  -----------
     Total investment income ...................................      490,017
                                                                  -----------
EXPENSES
   Advisory fees ...............................................      551,334
   Administration fees .........................................      111,593
   Transfer agent fees and expenses ............................       94,542
   Shareholder servicing fees ..................................       88,419
   Printing fees ...............................................       24,301
   Federal and state registration fees .........................       20,588
   Custodian fees and expenses .................................       22,056
   Audit and Legal fees ........................................       12,699
   Administrative service fees .................................       29,649
   Trustee fees and expenses ...................................        4,427
   Insurance and other expenses ................................          912
                                                                  -----------
     Total expenses before waivers and reimbursements. .........      960,520
     Less: waivers and reimbursements ..........................     (235,713)
                                                                  -----------
     Net expenses after waivers and reimbursements. ............      724,807
                                                                  -----------
   Net investment loss .........................................     (234,790)
                                                                  -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from investments ..........................   (2,525,980)
   Net change in unrealized appreciation on investments ........    2,377,604
                                                                  -----------
   Net realized and unrealized loss from investments ...........     (148,376)
                                                                  -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........  $  (383,166)
                                                                  ===========




    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE PERIOD
                                                                  FOR THE         OCTOBER 1, 1999*
                                                                YEAR ENDED             THROUGH
                                                             AUGUST 31, 2001      AUGUST 31, 2000
                                                             ---------------      ----------------

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss ....................................     $  (234,790)         $    (71,086)
   Net realized gain (loss) from investments ..............      (2,525,980)            1,240,784
   Net change in unrealized appreciation on investments ...       2,377,604             4,619,963
                                                                -----------          ------------
   Net increase (decrease) in net assets resulting
     from operations ......................................        (383,166)            5,789,661
                                                                -----------          ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized capital gains Institutional shares ........        (370,538)                   --
   Net realized capital gains Investor shares .............        (805,459)                   --
                                                                -----------          ------------
     Total dividends and distributions to shareholders ....      (1,175,997)                   --
                                                                -----------          ------------

INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ....................      67,389,714            19,160,613
                                                                -----------          ------------
   Total increase in net assets ...........................      65,830,551            24,950,274
                                                                ===========          ============
NET ASSETS
   Beginning of period ....................................      24,950,274                    --
                                                                -----------          ------------
   End of period ..........................................     $90,780,825           $24,950,274
                                                                ===========          ============
-----------------

* Commencement of investment operations.



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS




--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                            INSTITUTIONAL CLASS
                                                                    ------------------------------------
                                                                                         FOR THE PERIOD
                                                                        FOR THE         OCTOBER 1, 1999*
                                                                      YEAR ENDED             THROUGH
                                                                    AUGUST 31, 2001      AUGUST 31, 2000
                                                                    ---------------      ---------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............................          $ 20.91           $ 12.00
                                                                           -------           -------

Net investment loss(1)** ........................................            (0.07)            (0.05)
Net realized and unrealized gain (loss) on investments(2)** .....            (0.66)             8.96
                                                                           -------           -------
Net increase (decrease) in net assets resulting
   from operations ..............................................            (0.73)             8.91
                                                                           -------           -------
Distributions to shareholders from:
Net realized capital gains ......................................            (0.66)             0.00
                                                                           -------           -------
Net asset value, end of period ..................................          $ 19.52           $ 20.91
                                                                           =======           =======
Total investment return(3) ......................................            (3.39)%           74.25%
                                                                           =======           =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .......................          $36,526            $5,593
Ratio of expenses to average net assets(1)(4) ...................             1.25%             1.25%
Ratio of expenses to average net assets without waivers and
   expense reimbursements(4) ....................................             1.68%             3.91%
Ratio of net investment loss to average net assets(1)(4) ........            (0.36)%           (0.58)%
Portfolio turnover rate .........................................           125.99%            94.31%

-------------
*   Commencement of operations.
**  Calculated based on average shares method.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accordance with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Annualized.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS




--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                           INVESTOR CLASS
                                                               --------------------------------------
                                                                                      FOR THE PERIOD
                                                                     FOR THE         OCTOBER 1, 1999*
                                                                   YEAR ENDED             THROUGH
                                                                 AUGUST 31, 2001      AUGUST 31, 2000
                                                                 ---------------      ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........................         $ 20.89           $ 12.00
                                                                        -------           -------

Net investment loss(1)** ......................................           (0.09)            (0.06)
Net realized and unrealized gain (loss) on investments(2)** ...           (0.65)             8.95
                                                                        -------           -------
Net increase (decrease) in net assets resulting
   from operations ............................................           (0.74)             8.89
                                                                        -------           -------
Distributions to shareholders from:
Net realized capital gains ....................................           (0.66)             0.00
                                                                        -------           -------
Net asset value, end of period ................................         $ 19.49           $ 20.89
                                                                        =======           =======

Total investment return(3) ....................................           (3.45)%           74.08%
                                                                        =======           =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....................         $54,255           $19,358
Ratio of expenses to average net assets(1)(4) .................            1.35%             1.35%
Ratio of expenses to average net assets without waivers and
   expense reimbursements(4) ..................................            1.78%             4.01%
Ratio of net investment loss to average net assets(1)(4) ......           (0.46)%           (0.68)%
Portfolio turnover rate .......................................          125.99%            94.31%

--------------------------------------------------------------------------------
*   Commencement of operations.
**  Calculated based on average shares method.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accordance with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Annualized.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS




1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the "Fund"), which commenced investment operation on October 1, 1999. As of the date hereof, the Fund offers two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 20.97 billion are currently classified into ninety-four classes. Each class represents an interest in one of fourteen investment portfolios of RBB. The classes have been grouped into fourteen separate "families," eight of which have begun investment operations including the Bogle Investment Management Small Cap Growth Fund.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. eastern time on each business day. The Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost that approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilites at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers that Bogle Investment Management, L.P. (the "Adviser") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Securities are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund's net investment income (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as trustee or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, will be declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

     For U.S. federal income tax purposes, realized capital losses incurred after October 31, 2000, within the fiscal year ("post-October losses"), are deemed to arise on the first day of the following fiscal year (September 1, 2001). The fund incurred and elected to defer such losses of $1,097,395.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
     Bogle Investment Managment, L.P. serves as the Fund's investment adviser. For its advisory services, the Adviser is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.
     The adviser has agreed to limit the Fund's total operating expenses to the extent that such expenses exceeded 1.25% of the Fund's Institutional Class average daily net assets and 1.35% of the Fund's Investor Class average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended August 31, 2001, investment advisory fees and waivers were as follows:

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)






                                    GROSS                              NET
                                ADVISORY FEES       WAIVERS       ADVISORY FEES
                                -------------      ---------      -------------
Bogle Investment Management
     Small Cap Growth Fund        $551,334         $(90,728)        $460,606

     The Fund will not pay the Adviser at a later time for any amounts it may waive or any amounts which the Adviser has assumed.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., and an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Fund. For providing administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.115% of the Fund's average daily net assets.

     For the year ended August 31, 2001, PFPC, at its discretion, voluntarily agreed to waive a portion of its administration fees for the Fund. During this period, (unless otherwise indicated) PFPC's administration fees and related waivers were as follows:

                                                                        NET
                                     PFPC GROSS                   ADMINISTRATION
                                 ADMINISTRATION FEES    WAIVERS        FEES
                                --------------------   ---------  --------------
Bogle Investment Management
     Small Cap Growth Fund            $111,593         $(37,500)      $74,093

     In addition, PFPC serves as the Fund's transfer and dividend disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the Fund. For the year ended August 31, 2001, transfer agency fees and waivers were as follows:

                                 GROSS TRANSFER                    NET TRANSFER
                                   AGENCY FEES        WAIVERS        AGENCY FEES
                                ----------------    ----------     -------------
Bogle Investment Management
     Small Cap Growth Fund            $94,542        $(36,000)         $58,542

     From September 1, 2000 through January 1, 2001, Provident Distributors, Inc. (PDI) provided certain administrative services to the Institutional Class Shares of the Fund. As compensation for such administrative services, PDI received a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. PDI, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund.


     For this period, administrative services fees and waivers were as follows:
                                                                      NET
                                 GROSS ADMINISTRATIVE             ADMINISTRATIVE
                                     SERVICES FEES      WAIVERS   SERVICES FEES
                                ---------------------  --------   --------------
Bogle Investment Management
     Small Cap Growth Fund              $4,699         $(3,758)         $941

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Since January 2, 2001, PFPC Distributors, Inc., a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., provides certain administrative services to the Institutional Class Shares of the Fund. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. PFPC Distributors, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund.

     For this period, administrative services fees and waivers were as follows:
                                                                        NET
                                GROSS ADMINISTRATIVE              ADMINISTRATIVE
                                    SERVICES FEES      WAIVERS     SERVICES FEES
                                --------------------  ---------   --------------
Bogle Investment Management
     Small Cap Growth Fund             $24,950        $(19,961)        $4,989

     From September 1, 2000 through January 1, 2001, Provident Distributors, Inc. (PDI) provided certain shareholder services to the Investor Class Shares of the Fund. As compensation for such shareholder services, PDI received a monthly fee equal to an annual rate of 0.25% of the Fund's average daily net assets. PDI, at its discretion, voluntarily agreed to waive a portion of its shareholder services fees for the Fund.

     For this period, shareholder services fees and waivers were as follows:

                                GROSS SHAREHOLDER              NET SHAREHOLDER
                                  SERVICES FEES     WAIVERS     SERVICES FEES
                                -----------------  ---------   ---------------
Bogle Investment Management
     Small Cap Growth Fund           $19,276       $(9,253)        $10,023

     Since January 2, 2001, PFPC Distributors, Inc. provides certain shareholder services to the Investor Class Shares of the Fund. As compensation for such shareholder services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.25% of the Fund's average daily net assets. PFPC Distributors, at its discretion, voluntarily agreed to waive a portion of its shareholder services fees for the Fund.

     For this period, shareholder services fees and waivers were as follows:

                                GROSS SHAREHOLDER               NET SHAREHOLDER
                                  SERVICES FEES     WAIVERS      SERVICES FEES
                                -----------------  --------     ---------------
Bogle Investment Management
     Small Cap Growth Fund           $69,143       $(33,188)        $35,955

     PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc. As compensation for such custodial services, PFPC Trust Co. is entitled to receive a monthly fee equal to an annual rate of 0.03% of the Fund's average daily net assets.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the year ended August 31, 2001, PFPC Trust Co. has, at its discretion, voluntarily agreed to waive a portion of its custodial fees for the Fund. During this period (unless otherwise indicated), custodial fees and waivers were as follows:

                                GROSS CUSTODIAL                  NET CUSTODIAL
                                      FEES            WAIVERS         FEES
                                ---------------      --------    -------------
Bogle Investment Management
     Small Cap Growth Fund          $22,056          $(5,325)       $16,731

3.   INVESTMENT IN SECURITIES

     For U.S.  federal  income tax  purposes,  the cost of  securities  owned at
August   31,   2001   was   $83,436,861.   Accordingly,   the   net   unrealized
appreciation/(depreciation) of investments was as follows:

                                                               NET APPRECIATION/
                                APPRECIATION    DEPRECIATION  (DEPRECIATION)
                                ------------    ------------  ------------------
Bogle Investment Management
     Small Cap Growth Fund         $10,365,916  $(3,596,879)    $6,769,037

     For the year ended August 31, 2001, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                      INVESTMENT SECURITIES
                                 ----------------------------------
                                  PURCHASES            SALES
                                 ------------         -------------
Bogle Investment Management
     Small Cap Growth Fund       $132,522,938         $66,261,855

4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2001, the Fund has 100,000,000 shares of $0.001 par value common stock authorized for the Institutional Class and 100,000,000 shares of $0.001 par value common stock authorized for the Investor Class.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

     Transactions in capital shares were as follows:

                                                  INSTITUTIONAL CLASS
                            ------------------------------------------------------------
                                      FOR THE                      FOR THE PERIOD
                                    YEAR ENDED                          ENDED
                                  AUGUST 31, 2001                  AUGUST 31, 2000
                            ----------------------------     ---------------------------
                             SHARES           VALUE            SHARES           VALUE
                            ----------      ------------      ---------       ----------
Sales ....................  1,627,098       $31,538,382        267,615        $4,265,056
Redemptions ..............    (42,401)         (818,960)          (115)           (2,059)
Reinvestments ............     19,129           362,502             --                --
                            ---------       -----------        -------        ----------
Net Increase .............  1,603,826       $31,081,924        267,500        $4,262,997
                            =========       ===========        =======        ==========

                                                  INVESTOR CLASS
                            ------------------------------------------------------------
                                      FOR THE                      FOR THE PERIOD
                                    YEAR ENDED                          ENDED
                                  AUGUST 31, 2001                  AUGUST 31, 2000
                             ---------------------------     ---------------------------
                            SHARES            VALUE            SHARES           VALUE
                            ----------     -------------       --------      -----------
Sales ....................  2,427,827      $ 47,223,625        989,101       $15,965,080
Redemptions ..............   (608,924)      (11,647,144)       (62,615)       (1,067,464)
Reinvestments ............     38,014           731,309             --                --
                            ---------      ------------        -------       -----------
Net Increase .............  1,856,917      $ 36,307,790        926,486       $14,897,616
                            =========      ============        =======       ===========

5.   RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 2001, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:
                                                ACCUMULATED
                                UNDISTRIBUTED   NET REALIZED      ADDITIONAL
                               NET INVESTMENT     GAIN ON           PAID-IN
                                    LOSS         INVESTMENTS        CAPITAL
                               --------------   ------------      ----------
Bogle Investment Management
     Small Cap Growth Fund        $234,790       $      --         $(234,790)

6.   CAPITAL LOSS CARRYOVER

     At August 31, 2001 capital loss carryovers were available to offset future realized gains of: $1,206,354 which expire in 2009.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Bogle Investment Management Small Cap Growth Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended and, the changes in its net assets and the financial highlights for the year then ended and the period October 1, 1999 (commencement of operations) through August 31, 2000. In conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 15, 2001

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)


     The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 2001) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2001, the following dividends and distributions per share were paid by the Fund:

         ORDINARY INCOME                       CAPITAL GAINS
--------------------------------   --------------------------------------
 INSTITUTIONAL        INVESTOR        INSTITUTIONAL        INVESTOR
     CLASS              CLASS             CLASS              CLASS
----------------    ------------   -----------------     ----------------
     $0.66             $0.66               --                --

     The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction for the Fund is 28.35%.

     These amounts were reported to shareholders as income in 2000. Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2001. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form1099-DIV and will be mailed in January 2002.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

INVESTMENT ADVISER
Bogle Investment Management, L.P.
57 River Street
Suite 206
Wellesley, MA 02481

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Drive
King of Prussia, PA 19046

CUSTODIAN
PFPCTrust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

                                     BOGLE
                                   INVESTMENT
                                   MANAGEMENT
                                    SMALL CAP
                                   GROWTH FUND





                                  ANNUAL REPORT

                                 AUGUST 31, 2001





This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.